MORTGAGE AND SECURITY AGREEMENT SUPPLEMENT NO. 1
MORTGAGE AND SECURITY AGREEMENT SUPPLEMENT NO. 1, dated March 30, 2021 (this “Mortgage Supplement”) is made between SOUTHWEST AIRLINES CO. (the “Grantor”), and JPMORGAN CHASE BANK, N.A. acting as an administrative agent (in such capacity, “Collateral Agent”).

W I T N E S S E T H:
WHEREAS, all capitalized terms used and not otherwise defined herein shall have the respective meanings set forth or referred to in Article 1 of that certain the Mortgage and Security Agreement, dated as of March 30, 2020 (the “Mortgage”), between the Grantor and the Collateral Agent, recorded by the FAA on May 13, 2020, and assigned conveyance number MC036889;
WHEREAS; the parties entered into the Mortgage pursuant to that certain Revolving Credit Facility Agreement, dated as of August 3, 2016, as amended by First Amendment to Revolving Credit Facility Agreement dated as of March 30, 2020 (as such agreements may be amended, restated, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, collectively, the “Credit Agreement”), among the Grantor, JPMorgan Chase Bank, N.A., and Citibank, N.A., as co-administrative agents (collectively, the “Administrative Agent”) for the financial institutions party thereto (the “Banks”), the Banks, and other parties identified therein; and
WHEREAS, the Mortgage provides for the execution and delivery of supplements thereto for purposes of specifically subjecting to the Lien of the Mortgage certain airframes and/or engines therein described.
NOW, THEREFORE, to secure the prompt and complete payment and performance when due of the Obligations of the Grantor under the Credit Agreement and each of the other Loan Papers, to secure the performance and observance by the Grantor of all the agreements, covenants and provisions contained in the Mortgage and in the other Loan Papers to which it is a party for the benefit of the Secured Parties, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Grantor has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Collateral Agent, its successors and permitted assigns, for the security and benefit of the Secured Parties, a first priority continuing security interest (and, in the case of each airframe and each engine described in Annex A hereto, an International Interest) in and first priority mortgage Lien, in each case, subject to Permitted Liens, on all estate, right, title and interest of the Grantor in and to the airframes and engines described in Annex A hereto, whether or not any such engine shall be installed in or attached to any airframe described in Annex A hereto or any other airframe, together with all Parts of whatever nature relating thereto, and all additions, improvements, accessions and accumulations with respect to any of the foregoing, and all flight records, logs, manuals, maintenance data and inspection, modification and overhaul records and any other related records that are required to be maintained by regulations of the FAA or other Governmental Authority with respect to any of the foregoing (as may be required to be maintained by the Grantor’s FAA approved maintenance program) and any Aircraft Documents related to any such airframe or engine.
TO HAVE AND TO HOLD all and singular the aforesaid property unto the Collateral Agent, its respective successors and permitted assigns, in trust for the benefit and security of the Secured Parties for the uses and purposes, subject to the terms and provisions set forth in the Mortgage.
This Mortgage Supplement shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed. Each of airframes and engines described in Annex A hereto shall be added to Exhibit A to the Mortgage and shall constitute an “Airframe” and an “Engine”, as applicable, under the Mortgage, unless and until such airframe or such engine is released from the Lien of the Mortgage in accordance with the terms thereof.
This Mortgage Supplement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
THIS MORTGAGE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND THIS MORTGAGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
4835-3235-5039v.7 12479-82

UNDER THIS MORTGAGE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4835-3235-5039v.7 12479-82

IN WITNESS WHEREOF, the Grantor and the Collateral Agent have caused this Mortgage and Security Agreement Supplement No. 1 to be duly executed by their respective officers thereunto duly authorized.

SOUTHWEST AIRLINES CO., as Grantor By: /s/ Chris Monroe Name: Chris Monroe Title: SVP, Finance
JPMORGAN CHASE BANK, N.A., as Collateral Agent By: /s/ Cristina Caviness Name: Cristina Caviness Title: Executive Director

Signature Page to Mortgage and Security Agreement Supplement No. 1
4835-3235-5039v.7 12479-82

Annex A

to Mortgage and Security Agreement Supplement No. 1

Airframes and Engines

	Airframe Make	Airframe Model	Airframe MSN	U.S. Reg. Number	Engine Manufacturer	Engine Model	Engine MSN 1	Engine MSN 2
1	Boeing	737-7H4	36913	N943WN	CFM International	CFM56-7B22E	896468	802895
2	Boeing	737-7H4	36659	N944WN	CFM International	CFM56-7B22E	896402	803888
3	Boeing	737-7H4	36660	N945WN	CFM International	CFM56-7B22E	897306	802953
4	Boeing	737-7H4	36918	N946WN	CFM International	CFM56-7B22E	804107	804108
5	Boeing	737-7H4	36924	N947WN	CFM International	CFM56-7B22E	896235	804191
6	Boeing	737-7H4	36662	N948WN	CFM International	CFM56-7B22E	804203	896240
7	Boeing	737-7H4	36663	N949WN	CFM International	CFM56-7B22E	896467	804322
8	Boeing	737-7H4	36664	N950WN	CFM International	CFM56-7B22E	804336	896389
9	Boeing	737-7H4	36665	N951WN	CFM International	CFM56-7B22E	805301	804303
10	Boeing	737-7BD	36726	N555LV	CFM International	CFM56-7B22E	804725	805809
11	Boeing	737-7H4	36671	N955WN	CFM International	CFM56-7B22E	804823	804844
12	Boeing	737-7BD	33936	N556WN	CFM International	CFM56-7B22E	804863	804885
13	Boeing	737-7H4	36672	N956WN	CFM International	CFM56-7B22E	804897	804899
14	Boeing	737-7H4	41528	N957WN	CFM International	CFM56-7B22E	805933	804955
15	Boeing	737-7H4	36673	N958WN	CFM International	CFM56-7B22E	805936	804960
16	Boeing	737-7H4	36674	N959WN	CFM International	CFM56-7B22E	804908	960139
17	Boeing	737-7H4	36675	N960WN	CFM International	CFM56-7B22E	960180	960182
18	Boeing	737-7H4	36962	N961WN	CFM International	CFM56-7B22E	961177	960192
19	Boeing	737-7H4	36963	N962WN	CFM International	CFM56-7B22E	960213	804223
20	Boeing	737-7H4	36676	N963WN	CFM International	CFM56-7B22E	804278	805295
21	Boeing	737-7H4	36965	N964WN	CFM International	CFM56-7B22E	960259	960266
22	Boeing	737-7H4	36677	N965WN	CFM International	CFM56-7B22E	960280	960292
23	Boeing	737-7H4	36966	N966WN	CFM International	CFM56-7B22E	960282	960284
24	Boeing	737-7H4	36967	N967WN	CFM International	CFM56-7B22E	960275	960329

(EACH OF WHICH ENGINES DESCRIBED ABOVE HAVING AT LEAST 550 RATED TAKEOFF HORSEPOWER OR THE EQUIVALENT THEREOF)

4835-3235-5039v.7 12479-82

SCHEDULE II
POOL ASSETS
Airframes and Engines

	Airframe Make	Airframe Model	U.S. Reg. Number	Airframe MSN	Engine Manufacturer	Engine Model	Engine MSN 1	Engine MSN 2
1	Boeing	737-8H4	N8635F	60083	CFM International	CFM56-7B27E/F	658992	658949
2	Boeing	737-8H4	N8634A	42522	CFM International	CFM56-7B27E/F	658985	658982
3	Boeing	737-8H4	N8633A	36905	CFM International	CFM56-7B27E/F	658937	658892
4	Boeing	737-8H4	N8632A	60082	CFM International	CFM56-7B27E/F	658893	658891
5	Boeing	737-8H4	N8631A	42385	CFM International	CFM56-7B27E/F	657908	658873
6	Boeing	737-8H4	N8623F	36731	CFM International	CFM56-7B27E/F	658491	658488
7	Boeing	737-8H4	N8619F	33939	CFM International	CFM56-7B27E/F	658361	658359
8	Boeing	737-8H4	N8620H	42526	CFM International	CFM56-7B27E/F	658371	658351
9	Boeing	737-8H4	N8618N	36915	CFM International	CFM56-7B27E/F	658355	658354
10	Boeing	737-8H4	N8617E	36912	CFM International	CFM56-7B27E/F	658280	658279
11	Boeing	737-8H4	N8616C	36914	CFM International	CFM56-7B27E/F	658267	658257
12	Boeing	737-8H4	N8615E	36933	CFM International	CFM56-7B27E/F	962655	658223
13	Boeing	737-8H4	N8614M	36908	CFM International	CFM56-7B27E/F	962723	962719
14	Boeing	737-8H4	N8613K	36998	CFM International	CFM56-7B27E/F	963686	962683
15	Boeing	737-8H4	N8605E	36891	CFM International	CFM56-7B27E/F	962478	963475
16	Boeing	737-8H4	N8329B	37006	CFM International	CFM56-7B27E/F	962467	962465
17	Boeing	737-8H4	N8328A	38818	CFM International	CFM56-7B27E/F	962456	962448
18	Boeing	737-8H4	N8327A	37009	CFM International	CFM56-7B27E/F	962411	962410
19	Boeing	737-8H4	N8326F	35969	CFM International	CFM56-7B27E/F	962416	962415
20	Boeing	737-8H4	N8325D	37003	CFM International	CFM56-7B27E/F	962402	962401
21	Boeing	737-7H4	N954WN	36669	CFM International	CFM56-7B24/3	804732	804718
22	Boeing	737-7H4	N953WN	36668	CFM International	CFM56-7B24/3	804651	804507
23	Boeing	737-7H4	N952WN	36667	CFM International	CFM56-7B24/3	804571	804568
24	Boeing	737-7BD	N7737E	33929	CFM International	CFM56-7B20	894174	894335
25	Boeing	737-7BD	N7736A	35109	CFM International	CFM56-7B20	894344	890882
26	Boeing	737-7H4	N258WN	32516	CFM International	CFM56-7B24	894248	894154
27	Boeing	737-7H4	N257WN	32515	CFM International	CFM56-7B24	894221	892867
28	Boeing	737-7H4	N256WN	32514	CFM International	CFM56-7B24	894216	894200
29	Boeing	737-7H4	N255WN	32513	CFM International	CFM56-7B24	894198	894197
30	Boeing	737-7H4	N254WN	32512	CFM International	CFM56-7B24	894173	894172
31	Boeing	737-7H4	N253WN	32511	CFM International	CFM56-7B24	895150	894101
32	Boeing	737-7H4	N252WN	34973	CFM International	CFM56-7B24	894140	894139
33	Boeing	737-7H4	N251WN	32510	CFM International	CFM56-7B24	894136	894135
34	Boeing	737-7H4	N250WN	34972	CFM International	CFM56-7B24	894122	892987
35	Boeing	737-7H4	N249WN	34951	CFM International	CFM56-7B24	892993	892992
36	Boeing	737-7H4	N247WN	32508	CFM International	CFM56-7B24	892958	892957
37	Boeing	737-7H4	N246LV	32507	CFM International	CFM56-7B24	892950	892946
38	Boeing	737-7H4	N245WN	32506	CFM International	CFM56-7B24	892943	892942
39	Boeing	737-7H4	N244WN	34864	CFM International	CFM56-7B24	874962	892930
40	Boeing	737-7H4	N239WN	34714	CFM International	CFM56-7B24	892885	892884
41	Boeing	737-7H4	N238WN	34713	CFM International	CFM56-7B24	892396	892284
42	Boeing	737-7H4	N236WN	34631	CFM International	CFM56-7B24	892838	892835

SCHEDULE II - 1

43	Boeing	737-7H4	N235WN	34630	CFM International	CFM56-7B24	893784	892813
44	Boeing	737-7H4	N234WN	32502	CFM International	CFM56-7B24	892790	892776
45	Boeing	737-7H4	N233LV	32501	CFM International	CFM56-7B24	893759	893752
46	Boeing	737-7BD	N7720F	33922	CFM International	CFM56-7B20	892655	892654
47	Boeing	737-7H4	N228WN	32496	CFM International	CFM56-7B24	892606	892605
48	Boeing	737-7H4	N222WN	34290	CFM International	CFM56-7B24	892526	892525
49	Boeing	737-7BD	N7715E	33921	CFM International	CFM56-7B20	893511	893510
50	Boeing	737-7H4	N221WN	34259	CFM International	CFM56-7B24	892516	892515
51	Boeing	737-752	N7835A	34294	CFM International	CFM56-7B22	892486	893127
52	Boeing	737-7H4	N218WN	32489	CFM International	CFM56-7B24	892439	892438
53	Boeing	737-7H4	N217JC	34232	CFM International	CFM56-7B24	892429	892428
54	Boeing	737-7BD	N7713A	33919	CFM International	CFM56-7B20	892416	892415
55	Boeing	737-7H4	N214WN	32486	CFM International	CFM56-7B24	892183	892182
56	Boeing	737-7H4	N215WN	32487	CFM International	CFM56-7B24	893199	893194
57	Boeing	737-7H4	N213WN	34217	CFM International	CFM56-7B24	892217	892212
58	Boeing	737-7H4	N212WN	32485	CFM International	CFM56-7B24	892201	892195
59	Boeing	737-7H4	36913	N943WN	CFM International	CFM56-7B22E	896468	802895
60	Boeing	737-7H4	36659	N944WN	CFM International	CFM56-7B22E	896402	803888
61	Boeing	737-7H4	36660	N945WN	CFM International	CFM56-7B22E	897306	802953
62	Boeing	737-7H4	36918	N946WN	CFM International	CFM56-7B22E	804107	804108
63	Boeing	737-7H4	36924	N947WN	CFM International	CFM56-7B22E	896235	804191
64	Boeing	737-7H4	36662	N948WN	CFM International	CFM56-7B22E	804203	896240
65	Boeing	737-7H4	36663	N949WN	CFM International	CFM56-7B22E	896467	804322
66	Boeing	737-7H4	36664	N950WN	CFM International	CFM56-7B22E	804336	896389
67	Boeing	737-7H4	36665	N951WN	CFM International	CFM56-7B22E	805301	804303
68	Boeing	737-7BD	36726	N555LV	CFM International	CFM56-7B22E	804725	805809
69	Boeing	737-7H4	36671	N955WN	CFM International	CFM56-7B22E	804823	804844
70	Boeing	737-7BD	33936	N556WN	CFM International	CFM56-7B22E	804863	804885
71	Boeing	737-7H4	36672	N956WN	CFM International	CFM56-7B22E	804897	804899
72	Boeing	737-7H4	41528	N957WN	CFM International	CFM56-7B22E	805933	804955
73	Boeing	737-7H4	36673	N958WN	CFM International	CFM56-7B22E	805936	804960
74	Boeing	737-7H4	36674	N959WN	CFM International	CFM56-7B22E	804908	960139
75	Boeing	737-7H4	36675	N960WN	CFM International	CFM56-7B22E	960180	960182
76	Boeing	737-7H4	36962	N961WN	CFM International	CFM56-7B22E	961177	960192
77	Boeing	737-7H4	36963	N962WN	CFM International	CFM56-7B22E	960213	804223
78	Boeing	737-7H4	36676	N963WN	CFM International	CFM56-7B22E	804278	805295
79	Boeing	737-7H4	36965	N964WN	CFM International	CFM56-7B22E	960259	960266
80	Boeing	737-7H4	36677	N965WN	CFM International	CFM56-7B22E	960280	960292
81	Boeing	737-7H4	36966	N966WN	CFM International	CFM56-7B22E	960282	960284
82	Boeing	737-7H4	36967	N967WN	CFM International	CFM56-7B22E	960275	960329

(EACH OF WHICH ENGINES DESCRIBED ABOVE HAVING AT LEAST 550 RATED TAKEOFF HORSEPOWER OR THE EQUIVALENT THEREOF)

SCHEDULE II - 2